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                                                                  EXHIBIT 23.1





                            INDEPENDENT AUDITOR'S CONSENT





The Board of Directors
Adaptive Solutions, Inc.



We consent to the use of our report, dated February 7, 1997, incorporated herein by reference and to the reference to our firm under the heading "Experts" in Prospectus.

                                  /s/  KPMG Peat Marwick LLP



Portland, Oregon
December 9, 1997